Goodwill - Schedule of Goodwill (Details) - USD ($) $ in Thousands		Mar. 31, 2026		Mar. 31, 2025
Schedule of Goodwill [Abstract]
Goodwill (Regent acquisition)	[1]	$ 260
Less: Accumulated impairment
Goodwill		$ 260	[2]

[1]	Refer to Note 3 – Acquisition for further details regarding the acquisition of Regent Feinbau Adermann GmbH.
[2]	Goodwill primarily represents the expected synergies arising from the acquisition, including expansion of the Group’s manufacturing capabilities in Germany, access to an established customer base and workforce. Goodwill is not expected to be deductible for tax purposes.